UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) - August 29, 2022

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including Area Code - (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As previously reported, on July 6, 2022, Oncor Electric Delivery Company LLC (“Oncor”) entered into a Term Loan Credit Agreement (the “Term Loan Agreement”) among Oncor, as borrower, the lenders listed therein (the “Lenders”), Sumitomo Mitsui Banking Corporation (“SMBC”), as administrative agent for the Lenders and as sole bookrunner, a Lender and a joint lead arranger, and the other financial institutions party thereto. On August 29, 2022, Oncor borrowed the entire $650 million aggregate principal amount available under the Term Loan Agreement and no additional amounts remain available for borrowing under the Term Loan Agreement. The Term Loan Agreement matures on August 30, 2023.

Oncor intends to use the proceeds from the borrowing for general corporate purposes, including to pay in full the $482 million principal amount outstanding of its 7.00% Debentures due September 1, 2022 (the “Debentures”), plus accrued and unpaid interest on the Debentures.

Loans under the Term Loan Agreement may be, at Oncor’s option, in the form of a “Term SOFR Loan”, “Daily Simple SOFR Loan” or “ABR Loan”, each as defined in the Term Loan Agreement. Term SOFR Loans bear interest at an adjusted term secured overnight financing rate (“SOFR”) (calculated based on one-month term SOFR as of a specified date, plus an adjustment of 0.10% (the “SOFR Adjustment”)) plus a spread of 0.60% (the “Applicable Margin”). Daily Simple SOFR Loans bear interest at an adjusted daily simple SOFR (calculated based on daily simple SOFR as of a specified date, plus the SOFR Adjustment) plus the Applicable Margin. ABR Loans bear interest, for any day, at a rate equal to the greatest of: (1) the prime rate publicly announced by SMBC on such date, (2) the federal funds effective rate on such date plus 0.50%, and (3) daily simple SOFR on such date, plus 1.00%.

Additional details regarding the Term Loan Agreement are contained in Item 1.01 and Item 2.03 of Oncor’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 8, 2022 (“Prior 8-K”) and are incorporated herein by reference. The foregoing discussion of the terms of the Term Loan Agreement is not complete and is subject to, and qualified in its entirety by reference to, the Term Loan Agreement filed as Exhibit 10.1 to the Prior 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: August 31, 2022